Fibrocell Announces FDA Fast Track Designation of FCX-013 for Treatment of Moderate to Severe Localized Scleroderma EXTON, PA – September 5, 2018 – Fibrocell Science, Inc. (NASDAQ: FCSC), a gene therapy company focused on transformational autologous cell-based therapies for skin and connective tissue diseases, today announced that the U.S. Food and Drug Administration (FDA) has granted Fast Track Designation to FCX-013, the Company’s clinical stage candidate for the treatment of moderate to severe localized scleroderma—a chronic, debilitating genetic skin disorder with no FDA approved therapies. “Fast Track designation represents an important milestone in advancing clinical development of FCX-013,” said John Maslowski, President and Chief Executive Officer of Fibrocell. “We are pleased the FDA has awarded this designation to FCX-013 which, we believe, has the potential to be the first gene therapy to treat excessive collagen accumulation in the skin and soft tissue at the site of localized scleroderma lesions and to bring relief from the severe pain and functional disability associated with the disorder.” The Fast Track program is designed to facilitate development and expedite review of new therapies that address unmet medical needs of patients with serious conditions. The designation offers various benefits, including more frequent meetings with the FDA to discuss the drug's development plan, eligibility for Accelerated Approval or Priority Review if relevant criteria are met, and opportunity for Rolling Review, which allows the Company to submit completed sections of its Biologics License Application (BLA) to the FDA, rather than waiting until every section of the BLA is completed before the entire application can be reviewed. Previously, the FDA granted Orphan Drug Designation to FCX-013 for the treatment of localized scleroderma and Rare Pediatric Disease Designation for the treatment of moderate to severe localized scleroderma. In addition, Fibrocell is developing FCX-007 for the treatment of recessive dystrophic epidermolysis bullosa (RDEB), which is currently under evaluation in the Phase 2 portion of a Phase 1/2 clinical trial. FDA previously granted Orphan Drug, Rare Pediatric Disease and Fast Track Designations to FCX-007. Fibrocell is developing FCX-007 and FCX-013 in collaboration with Precigen, Inc., a wholly owned subsidiary of Intrexon Corporation (NYSE: XON), a leader in synthetic biology. Fibrocell plans to manufacture FCX-013 at its cGMP cell manufacturing facility located in Exton, Pennsylvania. About FCX-013

FCX-013 is Fibrocell’s clinical stage gene therapy candidate for the treatment of moderate to severe localized scleroderma. FCX-013 is an autologous fibroblast genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down collagen. FCX-013 incorporates Precigen’s proprietary RheoSwitch Therapeutic System®, a biologic switch activated by Veledimex—an orally administered compound—to control protein expression at the site of the localized scleroderma lesions. FCX-013 is designed to be injected under the skin at the location of the fibrotic lesions where the genetically-modified fibroblast cells will produce MMP-1 to break down excess collagen accumulation. About the Phase 1/2 Clinical Trial Fibrocell initiated the first investigator site for clinical enrollment for an open label, single arm Phase 1/2 clinical trial of FCX-013 in August 2018. The primary objective of the trial is to evaluate the safety of FCX-013. Secondary analyses consist of several fibrosis assessments including histology, skin scores, ultrasound and additional measurements of targeted sclerotic lesions and control sites at various time points up to 16 weeks post-administration of FCX-013. Fibrocell is targeting ten patients with any subtype of localized scleroderma for enrollment (approximately 5 patients per Phase). The Phase 1 portion will enroll adult patients, and dosing for the first three adult patients will be staggered prior to dosing the rest of the trial’s population. Fibrocell intends to include pediatric patients in the Phase 2 portion of the trial after submission and approval of safety and activity data from the adult Phase 1 patients from the FDA and the Data Safety Monitoring Board for the trial. About Localized Scleroderma Localized scleroderma is a chronic autoimmune skin disorder that manifests as excess production of extracellular matrix, specifically collagen, resulting in thickening of the skin and connective tissue. Localized scleroderma encompasses several subtypes which are classified based on the depth and pattern of the lesion(s). The moderate to severe forms of the disorder include any subtype that affects function or produces symptoms of discomfort, tightness and pain. Current treatments for localized scleroderma include systemic or topical corticosteroids which target inflammation, UVA light therapy and physical therapy. There are few treatment options to address excessive collagen accumulation in the skin and connective tissue. We estimate that there are approximately 90,000 patients in the U.S. considered to have moderate to severe localized scleroderma. About Fibrocell Fibrocell is an autologous cell and gene therapy company translating personalized biologics into medical breakthroughs for diseases affecting the skin and connective tissue. Fibrocell’s most advanced product candidate, FCX-007, is the subject of a Phase 1/2 clinical trial for the treatment of RDEB. Fibrocell is also developing FCX-013, the Company’s clinical stage candidate for the treatment of moderate to severe localized scleroderma. Fibrocell’s gene therapy portfolio is being developed in collaboration with Precigen, Inc., a wholly owned subsidiary of Intrexon

Corporation, a leader in synthetic biology. For more information, visit www.fibrocell.com or follow Fibrocell on Twitter at @Fibrocell. Trademarks Fibrocell®, the Fibrocell logo, and Fibrocell Science® are trademarks of Fibrocell Science, Inc. and/or its affiliates. All other names may be trademarks of their respective owners. Forward-Looking Statements This press release contains, and our officers and representatives may from time to time make, statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: Fibrocell's expectations regarding the timing and clinical development of FCX-013; the potential advantages of FCX-013 and Fibrocell’s other product candidates; the potential benefits of Fast Track Designation, Orphan Drug Designation and Rare Pediatric Disease Designation; and other statements regarding Fibrocell’s future operations, financial performance and financial position, prospects, strategies, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated herein including, among others: uncertainties and delays relating to the initiation, enrollment and completion of clinical trials; whether clinical trial results will validate and support the safety and efficacy of Fibrocell’s product candidates; unanticipated or excess costs relating to the development of Fibrocell’s gene therapy product candidates; Fibrocell’s ability to obtain additional capital to continue to fund operations; uncertainties associated with being able to identify, evaluate and complete any strategic transaction or alternative; the impact of the announcement of the Board of Directors’ review of strategic alternatives, as well as any strategic transaction or alternative that may be pursued, on the Company's business, including its financial and operating results and its employees; Fibrocell’s ability to maintain its collaboration with Precigen, Inc.; and the risks, uncertainties and other factors discussed under the caption “Item 1A. Risk Factors” in Fibrocell’s most recent Form 10-K filing and Form 10-Q filings. As a result, you are cautioned not to place undue reliance on any forward-looking statements. While Fibrocell may update certain forward-looking statements from time to time, Fibrocell specifically disclaims any obligation to do so, whether as a result of new information, future developments or otherwise. # # # Investor & Media Relations Contact: Karen Casey 484.713.6133 kcasey@fibrocell.com